SUPPLEMENT DATED APRIL 28, 2025
                     TO THE VARIABLE ANNUITY PROSPECTUSES
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                   AMERICAN GENERAL LIFE INSURANCE COMPANY

                           SEPARATE ACCOUNT I
                          The Variable Annuity

         THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         SEPARATE ACCOUNT USL A
                          The Variable Annuity
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You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy.

This supplement describes a change to investment options available under your contract.

Effective on or about April 28, 2025, the LVIP Macquarie Limited-Term Diversified Income Fund was renamed the LVIP JPMorgan Short Duration Bond. Accordingly, all references to "LVIP Macquarie Limited-Term Diversified Income Fund" in the prospectuses are replaced with "LVIP JPMorgan Short Duration Bond." Additionally, effective on or about April 28, 2025, J.P. Morgan Investment Management Inc. became a sub-advisor of the LVIP JPMorgan Short Duration Bond.

Effective on or about April 28, 2025, the LVIP Macquarie Value Fund was renamed the LVIP BlackRock Equity Dividend Fund. Accordingly, all references to
"LVIP Macquarie Value Fund" in the prospectuses are replaced with "LVIP BlackRock Equity Dividend Fund." Additionally, effective on or about
April 28, 2025, BlackRock Investment Management, LLC became a sub-advisor of the LVIP BlackRock Equity Dividend Fund.


Should you have any questions, you may contact our Annuity Service Center at (800) 277-0914.